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                                                               EXHIBIT (23)



                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Prime Hospitality Corp:

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our reports included in the Company's previously filed Registration Statement Nos. 333-07431 and 333-38749.



                                                        ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 22, 1999